                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  _____________

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 1, 2004
                                                         ---------------


                           THE MED-DESIGN CORPORATION
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                       0-25852                 23-2771475
      ----------------             ----------------         ------------------
      (State or Other              (Commission File          (I.R.S. Employer
      Jurisdiction of                  Number)              Identification No.)
       Incorporation)


             2810 Bunsen Avenue
             Ventura, California                                 93003
 ----------------------------------------                     ----------
 (Address of Principal Executive Offices)                     (Zip Code)



        Registrant's telephone number, including area code (805) 339-0375
                                                           ---------------


           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Explanatory note: This amendment is being filed in order to refile and correct certain figures in Exhibit 99.2.

         (a)  Financial Statements of Businesses Acquired.

              The Financial Statements of Luther Needlesafe Products, Inc. at December 31, 2003 and for the year then ended are attached hereto as Exhibit 99.1.

         (b)  Pro Forma Financial Information.

              Unaudited pro forma consolidated financial information at December 31, 2003 and for the year then ended, giving effect to the acquisition of assets of the safety Huber needle business of Luther Needlesafe Products, Inc. on April 1, 2004, is attached hereto as Exhibit 99.2

         (c)  Exhibits.

         2.1 Asset Purchase Agreement, dated as of April 1, 2004, among The Med-Design Corporation, Luther Needlesafe Products, Inc. and Ronald B. Luther.*

         23.1 Consent of Moss Adams LLP with respect to financial statements of Luther Needlesafe Products, Inc.*

         99.1 Financial Statements of Luther Needlesafe Products, Inc. at December 31, 2003 and for the year then ended, the notes related thereto and Report of Independent Auditors thereon.*

         99.2 Unaudited pro forma consolidated financial information at December 31, 2003 and for the year then ended. **

         99.3 Information regarding Experts.*

         -------------------
          * Previously filed
         ** Filed herewith

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE MED-DESIGN CORPORATION
                                                        (Registrant)


                                                By /s/ Lawrence Ellis
                                                  ----------------------------
                                                   Lawrence Ellis
                                                   Chief Financial Officer



Dated: June 17, 2004

                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

2.1 Asset Purchase Agreement, dated as of April 1, 2004, among The Med-Design Corporation, Luther Needlesafe Products, Inc. and Ronald B. Luther.*

23.1 Consent of Moss Adams LLP with respect to financial statements of Luther Needlesafe Products, Inc.*

99.1 Financial Statements of Luther Needlesafe Products, Inc. at December 31, 2003 and for the year then ended, the notes related thereto and Report of Independent Auditors thereon.*

99.2 Unaudited pro forma consolidated financial information at December 31, 2003 and for the year then ended. **

99.3          Information regarding Experts.*

-----------------------
* Previously filed
** Filed herewith